UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 7, 2004

American Financial Realty Trust

(Exact Name of Registrant as Specified in Charter)

Maryland	1-31678	02-0604479
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 The Fairway Jenkintown, PA	19046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 887-2280

Item 5. Other Events and Required FD Disclosure.

On January 6, 2004, the Registrant issued a press release to announce that James T. Ratner has been appointed Senior Vice President and Chief Financial Officer of the Registrant. The press release has been attached as Exhibit 99.1 to this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

Exhibit Number	Exhibit Title
99.1	Press Release of the Registrant, dated January 6, 2004, regarding the appointment of James T. Ratner as Senior Vice President and Chief Financial Officer of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN FINANCIAL REALTY TRUST

By:	/s/ Nicholas S. Schorsch
Nicholas S. Schorsch
President and Chief Executive Officer

Dated: January 7, 2004

2

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release of the Registrant, dated January 6, 2004, regarding the appointment of James T. Ratner as Senior Vice President and Chief Financial Officer of the Registrant.